_______________________________________

               DYNASIL CORPORATION OF AMERICA
                       385 Cooper Road
             West Berlin, New Jersey 08091-9145
                       (856) 767-4600
           _______________________________________

                          NOTICE OF
               ANNUAL MEETING OF SHAREHOLDERS
                   TO BE HELD AT 11:00 AM,
                     ON FEBRUARY 5, 2008

To the Shareholders of Dynasil Corporation of America:

The annual meeting of shareholders of Dynasil Corporation of America (the "Company"), a New Jersey corporation, will be held at the corporate headquarters of the Company located at 385 Cooper Road, West Berlin, NJ, 08091 on February 5, 2008 beginning at 11:00 A.M. local time. At the meeting, shareholders will act upon the following matters:

(1) Election of three (3) Directors, each for a term of one year;

(2)  To reincorporate the Company as a Delaware Corporation;

(2) Ratification of appointment of Haefele, Flanagan & Co., p.c., as the Company's independent accountants for fiscal 2007; and

(4) Any other matters that properly come before the meeting.

Shareholders of record at the close of business on December
3, 2007 are entitled to vote at the meeting or any postponement or adjournment.

The accompanying form of proxy is solicited by the Board of Directors of the Company.

Shareholders (whether they own one or many shares and whether they expect to attend the annual meeting or not) are requested to vote, sign, date and promptly return the accompanying proxy in the enclosed self-addressed stamped envelope. A proxy may be revoked at any time prior to its exercise (a) by notifying the secretary of the Company in writing, (b) by delivering a duly executed proxy bearing a later date, (c) or by attending the annual meeting and voting in person.

                         By order of the Board of Directors:


                         Patricia L. Johnson,
Corporate Secretary
January 2, 2008
West Berlin, New Jersey

                    DYNASIL CORPORATION OF AMERICA
                            385 Cooper Road
                  West Berlin, New Jersey 08091-9145
                            (856) 767-4600
                    ______________________________

                            PROXY STATEMENT
                    ______________________________

     This Proxy Statement contains information related to the annual meeting of shareholders of Dynasil Corporation of America (the "Company"), to be held on Tuesday, February 5, 2008, at 11:00 A.M., local time, at the corporate headquarters of the Company, 385 Cooper Road, West Berlin, New Jersey, and at any adjournment or adjournments thereof.

                       ABOUT THE MEETING

What is the purpose of the annual meeting?

      At the Company's annual meeting, shareholders will act upon the matters outlined in the accompanying notice of meeting, including the election of directors, a proposal to reincorporate the Company in Delaware and ratification of the Company's independent auditors. In addition, the Company's management will report on the performance of the Company during fiscal year 2007 and respond to questions from shareholders.

Who is entitled to vote?

     Shareholders of record at the close of business on the record date, December 3, 2007, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

Who can attend the meeting?

     All shareholders as of the record date, or their duly appointed proxies, may attend the meeting.

     Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement or similar document or record reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

What constitutes a quorum?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 6,118,497 shares of common stock of the Company were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote?

     If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" shareholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Can I change my vote after I return my proxy card?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.



What are the board's recommendations?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

     -    for  election of the nominated slate of directors  (see  page
          3);
     - to reincorporate the Company as a Delaware corporation (see page 9); and
     - for ratification of the appointment of Haefele, Flanagan & Co., p.c., as the Company's independent auditors (see page 16).

      With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

      Election of directors. The affirmative vote of a majority of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Accordingly, a "WITHHOLD AUTHORITY" will have the effect of a negative vote.

     Reincorporation in Delaware. The affirmative vote of a majority of the votes cast at the meeting is required to authorize the Company's reincorporation in Delaware. A properly executed proxy marked "ABSTAIN" with respect to the reincorporation proposal will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

      Other items. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

     If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

                            STOCK OWNERSHIP

Who are the largest owners of the Company's stock?

      As of December 3, 2007, Mr. Craig Dunham, President, CEO and a Director of the Company, owned 44.5% of the outstanding shares of the common stock of the Company (including unexercised warrants and convertible preferred stock), Saltzman Partners owned or controlled 4.0% of the outstanding shares of common stock of the Company; and James Saltzman, Chairman of the Board of Directors of the Company, owned 5.3% of the outstanding shares of the Company (including options and convertible preferred stock). See the table and notes below.

How many shares of stock do the Company's directors and executive officers own?

     The following table and notes set forth the beneficial ownership of the common stock of the Company as of December 3, 2007, by each person who was known by the Company to beneficially own more than 5% of the common stock, by each director and executive officer who owns shares of common stock and by all directors and executive officers as a group:


Title   Name and Address             No. of Shares and  Percent
  of    Of Beneficial Owner              nature of        of
Class                                   Beneficial       Class
                                       Ownership(1)
------  -------------------------    ------------------  -------
Common  Craig Dunham (1) (4)             3,095,194       44.5%
Common  Saltzman Partners (2)              243,206        4.0%
Common  James Saltzman (1) (2) (3)         331,962        5.3%
Common  Laura Lunardo                      152,531        2.5%
Common  Cecil Ursprung (1)(5)               85,164        1.4%
Common  Megan Shay (1) (6)                  79,800        1.3%
Common  Bruce Leonetti (1)                   8,254        0.1%


        All Officers and Directors       3,752,905       52.2%
        as a Group (1)

(1)The numbers and percentages shown include shares of common stock issuable to the identified person pursuant to stock options that may be exercised within 60 days. In calculating the percentage of ownership, such shares are deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of share of common stock owned by any other stockholders. The number of shares outstanding on December 3, 2007 was 6,118,497.

(2)James Saltzman disclaims beneficial ownership of the 243,206 shares owned by Saltzman Partners.

(3)Includes options to purchase 90,000 shares of the Company's common stock at $1.50 per share and options to purchase 40,000 shares of the Company's common stock at $0.40 per share.

(4)Includes warrants to purchase 613,627 shares of the Company's common stock at an exercise price of $0.225 per share and Series B preferred stock which is convertible to 230,755 shares of common stock.

(5)Includes options to purchase 80,000 shares of the Company's stock at $2.00 per share.

(6)Includes Series B preferred stock which is convertible to 79,800 shares of common stock.


                                ITEM 1

                         ELECTION OF DIRECTORS

     Three (3) directors will be elected to hold office subject to the provisions of the Company's by-laws until the next Annual Meeting of Shareholders, and until their respective successors are duly elected and qualified. The vote of a majority of the votes entitled to be cast by shareholders present in person or by proxy, is required to elect members of the Board of Directors. The following table sets forth the name, age, position with the Company and respective director service dates of each person who has been nominated to be a director of the
Company:

                           Positions(s)
Name                Age    With the Company        Director Since
------------------  ---    ----------------------- ---------------
Mr. James Saltzman   64    Chairman of the Board       1998
Mr. Craig Dunham     51    President, CEO, Director    2004
Mr. Cecil Ursprung   63    Director                    2007


THE  BOARD  OF  DIRECTORS RECOMMENDS A VOTE "FOR" THE  NOMINEES  LISTED
HEREIN.

Business Experience of the Directors

     Craig T. Dunham, 51, President and CEO, has been with the Company since October 1, 2004 when he replaced John Kane as a Director. Prior to joining the Company, he spent about one year partnering with a private equity group to pursue acquisitions of mid-market manufacturing companies. From 2000 to 2003, he was Vice President/ General Manager of the Tubular Division at Kimble Glass Incorporated. From 1979 to 2000, he held progressively increasing leadership responsibilities at Corning Incorporated in manufacturing, engineering, commercial, and general management positions. At Corning, he delivered results in various glass and ceramics businesses including optics and photonics businesses. Mr. Dunham earned a B.S. in mechanical engineering and an M.B.A. from Cornell University.

     James Saltzman, Chairman, 64, has been a member of the Board since February 1998. Mr. Saltzman has been involved in the investment community since October 1969. He has invested in both public and private corporations. He was on the Board of Directors of IMCS Partmaker which was recently sold to Delcam, a public corporation specializing in software for the machine tool industry. From January 1997 to June 2000, Mr. Saltzman served as Vice Chairman of the Board and a director of Madison Monroe, Inc., a private company engaged in investments.

    Cecil Ursprung, 63, has been a member of the Board since February
1, 2007.   Mr. Ursprung is the former Executive Chairman and CEO of
Reflexite Corporation, in Avon, Connecticut, a manufacturer of reflective products to enhance safety and optical films used to manage light in LCD displays. He has been with Reflexite since 1983 and led the revenue growth of that company from $2.5 million to approximately $100 million. His past experience includes marketing and management positions with Marketing Displays, Inc., Container Corporation of America and Anheuser Busch. He is currently on the Board of Directors of Lewis Tree Service in Rochester, New York. He is a frequent speaker on topics such as business strategy development, employee motivation, business ethics, executive compensation, employee ownership and the effective use of outside boards. His education includes a degree in Economics and Finance from Baylor University, an MBA from Washington University in St. Louis and postgraduate work at the University of Michigan.

     The Board held eight scheduled meetings in fiscal 2007. All Directors attended all meetings during fiscal year 2007. .

How are directors compensated?

      Directors Compensation. Members of the Board have the option to split their compensation between the Company's common stock and cash. Stock payments are made at the end of each quarter based on the ending market price for that quarter. Fiscal year 2007 compensation for serving on the Board is: Chairman of the Board, $1,250 per month and all other non-employee directors, $1,000 per month. In addition, all reasonable expenses incurred in attending meetings are reimbursed by the Company and Directors are eligible for stock options and grants. Effective October 1, 2007, Director compensation has been increased to:
Chairman of the Board, $1,500 per month and all other non-employee directors, $1,250 per month.

    Directors Compensation For Fiscal Year Ending September 30, 2007

               Fees earned or
               Paid in        Stock       Option    All other
Name           cash($)        awards($)   awards($) compensation($)  Total ($)

James Saltzman 15,000                                                15,000

Cecil
Ursprung(1)                   8,000                  11,366          19,366

David Manzi     4,000                                                 4,000

(1) Mr. Ursprung elected to receive 100% of his Directors fees in stock which was issued at each quarter ending market price which ranged from $1.27 to $1.75 per share. A total of 5164 shares were issued with a value of $8,000 and an average price per share of $1.55 per share. Mr. Ursprung was issued 80,000 stock options on December 19, 2006 which were contingent upon his election as a Director. The most recent market price was $1.53, the option price is $2.00 per share, the options have a three year exercise period, and were valued at $11,366.

What committees has the Board established?

      Compensation Committee. The Compensation Committee is responsible for negotiating and approving salaries and employment agreements with officers of the Company. The committee consists of both outside directors.

      Audit Committee. The Audit Committee consists of both outside directors. The Audit Committee is responsible for reviewing reports of the Company's financial results, audits, internal controls, and adherence to its Business Conduct Guidelines in compliance with federal procurement laws and regulations. The Audit Committee recommends to the Board of Directors the selection of the Company's outside auditors and reviews their procedures for ensuring their independence with respect to the services performed for the Company.

      The Audit Committee is composed of outside directors who are not officers or employees of the Company. In the opinion of the Board, these directors are independent of management and free of any relationship that would interfere with their exercise of independent judgment as members of this committee.

     The Board of Directors approved and adopted a formal written Audit Committee Charter on March 5, 2001. This Charter was adopted in accordance with listing standards promulgated by the National Association of Securities Dealers ("NASD"). The Charter was filed with the Securities and Exchange Commission as an exhibit to the Company's Annual Report on Form 10-KSB for the year ended September 30, 2001.

      The Company does not have the financial, managerial or management resources to have an Audit Committee "financial expert".

REPORT OF THE AUDIT COMMITTEE OF DYNASIL CORPORATION OF AMERICA

December 14, 2007

To the Board of Directors of Dynasil Corporation of America:

     We have reviewed and discussed with management the Company's audited consolidated financial statements as of and for the fiscal year ended September 30, 2007.

     We have discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended, of the Auditing Standards Board of the American Institute of Certified Public Accountants.

     We have received and reviewed the written disclosures and the letter from the independent accountants required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, of the Independence Standards Board, and have discussed with the accountants the accountants' independence.

     Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2007.

     The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference in such filing.

                                        By:   /s/ James Saltzman
                                             James Saltzman, Chairman

                                        By:   /s/ Cecil Ursprung
                                             Cecil Ursprung

                                        Audit Committee


EXECUTIVE COMPENSATION

      The following table sets forth information concerning total compensation earned or paid to officers of the Company who served in such capacities as of September 30, 2007 for services rendered to the Company during each of the last two fiscal years.





Name and				     Stock         Option      All Other
Position     Year    Salary ($)    Bonus ($) Awards ($)    Awards ($)  Compensation($)  Total ($)
------------ ------  -----------  ---------- -----------  ----------- ----------------  ----------


Craig Dunham  2007     110,000     86,711                                                196,711
President     2006     110,000     82,881                                                192,881
And CEO


Laura Lunardo 2007      97,693     31,266                                 14,393         143,352
CFO, COO-     2006      92,689     16,514                                 14,209         123,412
Optometrics

Megan Shay    2007      95,400                                            25,000         120,400


Executive Compensation

     The employment agreement with Craig T. Dunham, President and CEO, commenced on October 1, 2004 for a three-year period, after which the agreement automatically renews for one-year terms, unless terminated by either party upon ninety days written notice prior to the end of any term, or for cause. Under the employment agreement, Mr. Dunham agreed to work for us full time, and received an annual base salary of $110,000. Mr. Dunham's agreement also provides for a performance bonus of 20% of the Company net income above $100,000 and an additional bonuses or stock options at the discretion of our Board of Directors. The annual performance bonus is paid one third in cash and the other two thirds is paid in stock where Mr. Dunham has the option to utilize his existing warrants or options to set the share price. The agreement also provides for standard Dynasil N.J. benefits and a company car (or car allowance). Effective October 1, 2007, the Board of Directors increased Mr. Dunham's base salary to $150,000, eliminated the company car benefit, and reduced Mr. Dunham's bonus percentage for fiscal 2008 to 47% of a "Core Bonus" pool comprised of 15% of Dynasil's net profits before taxes after subtracting an amount equal to an 8% annual return on Dynasil's shareholders' equity.

     The employment agreement with Laura Lunardo, CFO and COO Optometrics, commenced on March 9, 2007 and continues for a one year period, after which the agreement is subject to renewal. Under the employment agreement, Ms. Lunardo has agreed to work for us full time, and receives an annual base salary of $100,000. Ms. Lunardo's agreement also provides for an annual performance bonus equal to 5% of Optometrics net profit before tax, and additional bonuses or stock options at the discretion of our Board of Directors. The agreement also provides for a 9% contribution to her 401(k) pension plan and a company car (or car allowance) in addition to standard Optometrics benefits.

     The employment agreement with Megan Shay, former CEO of EMF, commenced on October 2, 2006 for a one year period, and was amended on June 15, 2007. Under the amended agreement, Ms. Shay has agreed to work full time and receives an annual base salary of $95,400, an annual incentive bonus based on 10% of EMF's Net Income, and standard EMF benefits, as well as additional $25,000 for the Full Time Extension Period of April 1, 2007 to September 30, 2007. Ms. Shay became an employee at will effective October 1, 2007 in her new role as Corporate Vice President at the same base salary and a bonus equal to 16.8% of a "Core Bonus" pool comprised of 15% of Dynasil's net profits before taxes after subtracting an amount equal to an 8% annual return on Dynasil's shareholders' equity.


Option Grants in Last Fiscal Year

      During the year ended September 30, 2007, 100,000 stock options were granted at prices ranging from $1.66 to $2.00 per share. On
December 19, 2006, Mr. Ursprung was granted 80,000 stock options, contingent upon his election as a Director. The most recent market price was $1.53, the option exercise price is $2.00 per share, and the options have a three year exercise period.




                              ITEM 2

                    REINCORPORATION IN DELAWARE

     Dynasil's Board of Directors has unanimously approved and recommended that the Shareholders also approve a proposal to reincorporate Dynasil as a Delaware corporation. If adopted by the shareholders, each share of Dynasil stock issued and outstanding immediately prior to the effective time of the reincorporation merger will be converted into the same number of common shares of the Delaware corporation. As used in this Item 2, references to "we", "our", "us" and similar terms and references to "Dynasil" refer to Dynasil as a New Jersey corporation or a Delaware corporation as the context requires.

General

     Our board of directors has unanimously approved and declared advisable our Reincorporation to Delaware from New Jersey. The Reincorporation will be effected by having Dynasil enter into a migratory merger transaction with and into Dynasil Holdings Company, a newly-formed wholly-owned Delaware corporate subsidary ("DHC"), in accordance with the terms of an Agreement and Plan of Merger (the "Reincorporation Agreement"), attached hereto as "Appendix A". As a consequence of the Merger and pursuant to the Reincorporation Agreement, DHC's name will change to "Dynasil Corporation of America".

     Upon the effective date of the Reincorporation, every outstanding share of our common and preferred stock will be automatically exchanged for 1 share of the common and preferred stock of DHC, as the case may be, on a 1 for 1 basis. The Company will cease to exist as a New Jersey corporation, and DHC will be the continuing or surviving corporation after the Reincorporation, holding and operating under the Company's current name. Thus, DHC will succeed to all of the business and operations, own all of the assets and other properties and will assume and become responsible for all of Dynasil's liabilities and obligations. The Reincorporation, therefore, will not involve any change in the Company's business, properties or management. The name of the surviving company will be "Dynasil Corporation of America". The persons serving as officers and directors of Dynasil will serve as its officers and directors after the Reincorporation.

     The board of directors caused the formation of DHC as a wholly-owned subsidiary of Dynasil for the sole purpose of the Reincorporation. The only activities that DHC will engage in prior to the Reincorporation are formation and organizational matters.

Purpose of the Reincorporation

     The purpose of the Reincorporation is to change the state of incorporation and legal domicile of Dynasil from New Jersey to
Delaware. The board of directors believes that this change in the domicile is in the best interests of Dynasil and its shareholders. In reaching this conclusion, the board of directors took into consideration that while, as explained below, there are some differences between the Delaware General Corporation Law ("DGCL") and the New Jersey General Corporation Act (the "NJBCA"), there is greater certainty in application and interpretation of the DGCL because of substantially more court decisions under and legal articles on the DGCL. This certainty should provide Company with greater predictability with respect to corporate legal matters and allow it to be managed and operated more efficiently. Further, based upon the large number of public companies incorporated in Delaware, being a Delaware corporation may facilitate future financings and investor recognition for the Company. The board of directors believes that these advantages are significant and justify the Reincorporation.

     Following the Reincorporation, Dynasil will be governed by the Certificate of Incorporation and Bylaws of DHC. Copies of the DHC Certificate of Incorporation and Bylaws are attached as Exhibits A and B, respectively, to the Reincorporation Agreement, which is attached hereto as "Appendix A" to this Proxy Statement.

Authorized Shares of Stock

     The Reincorporation has been structured so that there will be no change in the Company's authorized capital stock as a result of the Reincorporation. The Company's authorized capital stock currently consists of 25,000,000 shares of common stock, par value $.0005 per share, of which 6,926,683 shares were outstanding as of September 30, 2007, 10,000,000 shares of preferred stock, par value $0.001 per share, of which 710,000 shares were outstanding as of September 30, 2007. Dynasil currently has outstanding the options and warrants described elsewhere in this Proxy Statement. Those options and warrants will continue to be outstanding after the Reincorporation.

Exchange of the Stock

     Assuming stockholder approval of this Proposal, pursuant to the terms of the Reincorporation Agreement, as soon as the Reincorporation becomes effective, each outstanding share of Dynasil common and preferred stock will automatically convert into and be exchangeable for one share of DHC common or preferred stock, as the case may be. The exchange will occur automatically on the effective date of the
Reincorporation without any action on the part of the Dynasil stockholders and without regard to the date certificates representing shares of Dynasil common stock are physically surrendered for new certificates representing shares of DHC common stock.

     The percentage interests in Dynasil held by its shareholders prior to the Reincorporation will not change as a result of the Reincorporation. Stockholders do not need to take any action to exchange their stock certificates for DHC stock certificates prior to the Dynasil annual meeting. Upon completion of the Reincorporation, the Company will send a notice to its stockholders as of the effective date of the Reincorporation, notifying them of the Reincorporation and advising them how to exchange their certificates for shares of
Dynasil's common stock for stock certificates representing shares of the Company after the Reincorporation. Stockholders should not destroy their old certificates. After the Reincorporation, stockholders may continue to make sales or transfers using their Dynasil stock certificates. New certificates will be issued representing shares of Dynasil common stock for transfers occurring after the Reincorporation. On request, the Company will issue new certificates to anyone who holds Dynasil stock certificates in exchange therefor. Any request for new certificates into a name different from that of the registered holder will be subject to normal stock transfer requirements, including proper endorsement and signature guarantee, if required.

Transferability of Shares

     Stockholders whose shares of Dynasil common stock are freely tradable before the Reincorporation will own shares of DHC common stock that are freely tradable after the Reincorporation. Similarly, any stockholders holding securities with transfer restrictions before the Reincorporation will hold shares of common stock that have the same transfer restrictions after the Reincorporation. For purposes of computing the holding period under Rule 144 of the Securities Act of 1933, those who hold post-Reincorporation Dynasil stock certificates will be deemed to have acquired their shares on the date they originally acquired their pre-Reincorporation shares.

     After the Reincorporation, Dynasil's status as a publicly held company will continue, and its shares will be quoted on the OTC Bulletin Board. The Company will continue to file periodic reports and proxy materials with the United States Securities and Exchange Commission and provide to its stockholders the same types of information as before.

Federal Income Tax Consequences of the Reincorporation

     The discussion of U.S. federal income tax consequences set forth below is for general information only and does not purport to be a complete discussion or analysis of all potential tax consequences that may apply to a stockholder. Stockholders are urged to consult their tax advisors to determine the particular tax consequences of the Reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

     The following discussion sets forth the principal U.S. federal income tax consequences of the Reincorporation to Dynasil stockholders who hold their shares as a capital asset. It does not address all of the federal income tax consequences that may be relevant to particular stockholders based upon their individual circumstances or to stockholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares pursuant to the exercise of employee stock options or otherwise as compensation.

     The following disclosure is based on the Code, laws, regulations, rulings and decisions in effect as of the date of this Proxy Statement, all of which are subject to change, possibly with retroactive effect, and to differing interpretations. The following disclosure does not address the tax consequences to Dynasil's stockholders under state, local and foreign laws. Dynasil has neither requested nor received a tax opinion from legal counsel with respect to the consequences of the Reincorporation. No rulings have been or will be requested from the IRS with regard to the consequences of Reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences set forth below.

     The Reincorporation provided for in the Merger Agreement is intended to be a tax-free reorganization under the Code. Assuming the Reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of Dynasil's capital stock (other than those who seek their statutory appraisal rights) as a result of consummation of the Reincorporation, and no gain or loss will be recognized by Dynasil. You will have the same basis in the DHC common stock received by you pursuant to the Reincorporation as you have in our shares held by you at the time the Reincorporation is consummated. Your holding period with respect to the DHC common stock will include the period during which you held the corresponding Dynasil common stock, provided the latter was held by you as a capital asset at the time of consummation of the Reincorporation was consummated.

Accounting Treatment

     In accordance with generally accepted accounting principles, Dynasil expects that the Reincorporation will be accounted for as a reorganization of entities under common control and recorded at historical cost.

Regulatory Approvals

     The   Reincorporation   will  not  be  consummated   until   after
stockholder   approval.  We  will  obtain  all  required  consents   of
governmental authorities, including the filing of Certificates of Merger with the Secretaries of State of the States of Delaware and New Jersey.

Significant Changes Caused by the Reincorporation

     The following discussion briefly summarizes some of the changes resulting from the Reincorporation and the significant differences between the corporate laws of Delaware and New Jersey and does not purport to be a complete statement of such laws. If the Reincorporation proposal is approved, Delaware law will govern and the Certificate of Incorporation and Bylaws in effect will be those of DHC, which is a Delaware corporation.

Term of Directors

     The directors of Dynasil are elected annually for 1 year terms. Likewise, the DHC Certificate of Incorporation provides for the election of directors annually and each director serving a 1 year term.

Fiduciary Duties of Directors

     Both Delaware and New Jersey law provide that the board of directors has the ultimate responsibility for managing the business and affairs of a corporation. In discharging this function, directors of New Jersey and Delaware corporations owe fiduciary duties of care and loyalty to the corporations they serve and the stockholders of those corporations.

     With respect to fiduciary duties, New Jersey corporate law may provide broader discretion, and increased protection from liability, to directors in exercising their fiduciary duties, particularly in the context of a change in control. Delaware courts have held that the directors of a Delaware corporation are required to exercise an informed business judgment in performing their duties. An informed business judgment means that the directors have informed themselves of all material information reasonably available to them. Delaware courts have also imposed a heightened standard of conduct on directors in matters involving a contest for control of the corporation. A director of a New Jersey business corporation must perform his or her duties as a director in good faith and with a view to the interests of the corporation.

     Delaware corporate law does not contain any statutory provision permitting the board of directors, committees of the board and individual directors, when discharging their duties, to consider the interests of any constituencies other than the corporation or its stockholders. As set forth below, New Jersey corporate law provides that in discharging their duties, the board of directors, committees of the board and individual directors may, in exercising their respective powers with a view to the interests of the corporation, choose, to the extent they deem appropriate, to subordinate the interests of stockholders to the interests of employees, suppliers, customers or creditors of the corporation or to the interests of the communities served by the corporation. Furthermore, the officers and directors may consider the long-term and short-term interests of the corporation and its stockholders.

     Under Delaware corporate law, directors of a Delaware corporation are presumed to have acted on an informed basis, in good faith and in the honest belief that their actions were in the best interest of the corporation. This presumption may be overcome, if a preponderance of the evidence shows that the directors' decision involved a breach of fiduciary duty such as fraud, overreaching, lack of good faith, failure of the board to inform itself properly or actions by the board to entrench itself in office. Delaware courts have imposed a heightened standard of conduct upon directors of a Delaware corporation who take any action designed to defeat a threatened change in control of the corporation. The heightened standard has two elements: the board must demonstrate some basis for concluding that a proper corporate purpose is served by implementation of any defensive measure and that measure must be reasonable in relation to the perceived threat posed by the change in control.

     Under New Jersey corporate law, unless there is a breach of fiduciary duty or a lack of good faith, any act of the board of directors, any committee of the board or any individual director is presumed to be in the corporation's best interest. No higher burden of proof or greater obligation to justify applies to any act relating to or affecting an acquisition or a potential or proposed acquisition of control of the corporation than to any other action. New Jersey corporate law imposes a heightened standard of conduct upon directors who take action to resist a change or potential change in control of a corporation, if such action impedes the exercise of the stockholders' right to vote for or remove directors.

Anti-Takeover Laws

     Section 203 of the DGCL contains certain "anti-takeover" provisions that apply to a Delaware corporation, unless the corporation elects not to be governed by such provisions in its Certificate of Incorporation or by-laws. Section 203 prohibits a corporation from engaging in any "business combination" with any person that owns 15% or more of its outstanding voting stock for a period of three years following the time that such stockholder obtained ownership of more than 15% of the outstanding voting stock of the corporation. A business combination includes any merger, consolidation, or sale of substantially all of a corporation's assets. The 3-year waiting period does not apply, however, if any of the following conditions are met:
(a) the board of directors of the corporation approved either the business combination or the transaction which resulted in such stockholder owning more than 15% of such stock before the stockholder obtained such ownership; (b) after the transaction which resulted in the stockholder owning more than 15% of the outstanding voting stock of the corporation is completed, such stockholder owns at least 85% of the voting stock of the corporation outstanding at the time that the transaction commenced; or (c) at or after the time the stockholder obtains more than 15% of the outstanding voting stock of the corporation, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders (and not by written consent) by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the acquiring stockholder. In addition, Section 203 does not apply to any person who became the owner of more than 15% of a corporation's stock if it was as a result of action taken solely by the corporation.

     New Jersey corporate law contains certain "anti-takeover" provisions that apply to a New Jersey corporation, unless the corporation elects not to be governed by such provisions in its Articles of Incorporation or By-laws (which Dynasil has not so elected). New Jersey corporate law prohibits a corporation from engaging in any "business combination" with any person that owns 10% or more of its outstanding voting stock for a period of 5 years following the time that such stockholder obtained ownership of more than 10% of the outstanding voting stock of the corporation. A business combination includes any merger, consolidation, or sale of substantially all of a corporation's assets. The 5-year waiting period does not apply, however, if the board of directors of the corporation approved the business combination prior to the date of the acquisition of such 10% stock ownership. Pursuant to the NJBCA, Dynasil's certificate of incorporation includes provisions that prohibit similar transactions with interested stockholders holding more than 20% of the outstanding shares of stock.

Dividend Rights and Repurchase of Shares

     Under the DGCL, a corporation may declare and pay dividends out of surplus or, if no surplus exists, out of net profits, for the fiscal year in which the dividends are declared and/or for its preceding fiscal year. Dividends may not be paid out of net profits if the capital of the corporation is less than the aggregate amount of capital represented by the outstanding stock of all classes having a preference upon the distribution of assets. Surplus is defined as net assets minus stated capital. Delaware corporate law applies different tests to the payment of dividends and the repurchase of shares. Delaware corporate law generally provides that a corporation may redeem or repurchase its shares only if such redemption or repurchase would not impair the capital of the corporation.

     Under New Jersey corporate law, a corporation is prohibited from making a distribution (including dividends on, the purchase or redemption or other acquisition of shares of its stock) to its stockholders if, after giving effect to the distribution (a) the corporation would be unable to pay its debts as they become due in the usual course of business or (b) the total assets of the corporation would be less than its total liabilities (as determined based on financial statements prepared on the basis of generally accepted accounting principles, other reasonable accounting practices and principles or a valuation or other method that is fair and reasonable under the circumstances).

Liability of Directors and Officers

     The DGCL permits a corporation to include in its certificate of incorporation a provision limiting or eliminating the personal liability of its directors to the corporation or its stockholders for monetary damages arising from a breach of fiduciary duty, except for: a breach of the duty of loyalty to the corporation or its stockholders; acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; a declaration of a dividend or the authorization of the repurchase or redemption of stock in violation of Delaware corporate law; or any transaction from which the director derived an improper personal benefit.

     The NJBCA requires directors to be at least 18 years old and need not be United States or New Jersey citizens or residents unless required by the certificate of incorporation or bylaws. Generally speaking, directors much discharge their duties in good faith and with the degree of diligence, care and skill that ordinarily prudent people in like positions exercise under similar circumstances. Those directors are not personally liable for good faith reliance on the opinion of counsel for the corporation, written financial reports for the corporation prepared by independent or certified public accountants or firms, financial statements prepared by certain persons, written board committee reports or if personal liability of directors has been eliminated or limited by a provision of the certificate of incorporation in instances other than a breach of duty for (a) an act or omission involving the breach of the director's duty of loyalty to the corporation or its shareholders, (b) not in good faith or involving a knowing violation of law or (c) receiving an improper personal benefit. The NJBCA also permits directors to discharge their obligation to act in the best interest of the corporation to consider, in addition to shareholder interests, the effect of any action on: (a) the corporation's employees, suppliers, creditors and customers; (b) the community in which the corporation operates; and (c) the long-term as well as the short-term interests of the corporation and its shareholders, including the possibility that those interests may best be served by the continued independence of the corporation. If based on these factors, the board of directors determines that a proposal or offer to acquire the corporation is not in its best interests, the board may reject the proposal or offer. In that event, the board has no obligation to facilitate, remove any barriers to, or refrain from, impeding the proposal or offer.

     Under the NJBCA, directors may not, without becoming personally liable, declare any dividend or other assets distribution to shareholders or purchase the corporation's shares if the declaration or purchase is contrary to the provisions of the NJBCA or restrictions contained in the certificate of incorporation. Directors also may not distribute (without personal liability to the extent of such distribution) assets to shareholders as part of the corporation's dissolution or liquidation without adequately providing for the payment of the corporation's known (and unbarred) debts, obligations and liabilities (in the case of its dissolution) and its fees, taxes and incidental expenses (in the case of its liquidation without dissolution). Further, the NJBCA permits a corporation to set forth in its certificate of incorporation any provision that is not inconsistent with the NJBCA or other statute relating to the management of the corporation or creating, defining, limiting or regulating the powers of the corporation, its directors and shareholders (or classes of shareholders), including any provision that must or maybe set for the in the corporation's bylaws.

Indemnification of Directors and Officers

     Both Delaware and New Jersey, in a substantially similar manner, permit a corporation to indemnify officers, directors, employees and agents for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to any criminal action, which they had no reasonable cause to believe that their conduct was unlawful. Both statutes also provide for mandatory indemnification to the extent that a person entitled to indemnity is successful on the merits in an applicable proceeding.

Annual Meetings

     Under the DGCL, if the annual meeting for the election of directors is not held on the designated date, or action by written consent to elect directors in lieu of an annual meeting has not been taken, the directors are required to cause that meeting to be held as soon as is convenient. If there is a failure to hold the annual meeting or to take action by written consent to elect directors in lieu of an annual meeting for a period of 30 days after the designated date for the annual meeting, or if no date has been designated for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting, the Court of Chancery may summarily order a meeting to be held upon the application of any stockholder or director.

     Under the NJBCA, if the annual meeting is not held within 13 months after the last annual meeting, the Superior Court may order a meeting to be held on the application of any shareholder. At such a meeting, the shareholders present constitute a quorum for the transaction of business.

Adjournment of Stockholder Meetings

     Under the DGCL, if a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.

     Under the NJBCA, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting.

Amendments to Bylaws

     Under the DGCL, bylaws may be adopted, amended or repealed by the stockholders entitled to vote thereon. A corporation may, in its certificate of incorporation, confer this power upon the directors, although the power vested in the stockholders is not divested or limited where the board of directors also has such power. The Certificate of Incorporation of DHC gives the board of directors authority to adopt, amend or repeal the Bylaws.

     The NJBCA provides that the board of directors of a corporation may make, amend or repeal the bylaws, unless those powers have been reserved to the shareholders. Further, shareholders have the right to adopt, amend or repeal bylaws adopted by the board of directors and to prohibit the directors from amending or repealing bylaws adopted by the shareholders.

Interested Director Transactions

     Under the DGCL, contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest, if certain conditions are met. To meet these conditions, either (i) the stockholders or the disinterested directors must approve any such contract or transaction after the full disclosure of material facts, or (ii) the contract or transaction must have been fair as to the corporation at the time it was approved. Under the DGCL, if board approval is sought, the contract or transactions must be approved by a majority of the disinterested directors (even though less than a quorum).

     The NJBCA does not automatically void contracts or transactions between a corporation and one of the corporation's directors. Under New Jersey corporate law, a contract or transaction may not voided solely because: the contract is between the corporation and a director of the corporation or an entity in which a director of the corporation is also a director or has a financial interest; an interested director is present at the meeting of the board of directors that authorizes or approves the contract or transaction; or the vote or votes of the interested director are counted for purposes of authorizing or approving the contract or transaction involving the interested transaction if the contract or other transaction is fair and reasonable to the corporation when authorized approved or ratified, the fact of the common directorship or interest is disclosed and the contract or transaction is approved by unanimous written consent if at least one consenting director is disinterested or by directors' vote if a majority of disinterested directors votes in favor of the contract or transaction or the shareholders approve the contract or transaction after disclosure of the common directorship or interest.

Removal of Directors

     Under the DGCL, any director or the entire board of directors may be removed, with or without cause, by the majority vote of the stockholders then entitled to vote at an election of directors. However, if the corporation has a classified board, directors may only be removed without cause if the certificate of incorporation so provides. The DHC Certificate of Incorporation does not contain such a provision.

     A director of a New Jersey corporation or the entire board of directors may be removed with or (unless prohibited by the certificate of incorporation) without cause by a majority vote of the voting power of the then outstanding shares entitled to vote in an election of directors; except that if cumulative voting for directors is permitted and less than the full board is removed, a director who receives enough votes to elect him or her pursuant to cumulative voting may not be removed. The certificate of incorporation may require a greater than plurality vote to remove directors whether or not for cause.

Stockholders' Rights to Examine Books and Records

     Subject to certain limitations relating to subsidiary corporations, the DGCL provides that any stockholder of record may, in a written demand made under oath, demand to examine a corporation's books and records for a proper purpose and to make copies and extracts. If management of the corporation refuses, the stockholder can compel an examination by court order.

     The NJBCA permits any person who has been a stockholder of record for at least 6 months, or any person holding at least 5% of all outstanding shares, to inspect and copy the minutes of shareholder meetings and list of shareholders if the stockholder gives at least 5 business days' prior written notice. On written request of a shareholder, the corporation must furnish the shareholder with copies of the corporation's balance sheet and statements of profit and loss and surplus for the preceding fiscal year. Without regard to the holding period, any shareholder may petition a court for access to the books of account and board and shareholder minutes.

Duration of Proxies

     Under the DGCL, a proxy executed by a stockholder will remain valid for a period of 3 years, unless the proxy provides for a longer period. Under the NJBCA, a proxy is not effective for more than 11 months unless provided in the proxy.

Certain Significant Transactions

     Under the NJBCA, an approving shareholder vote is required for certain significant transactions, including so-called "de facto" mergers, in which the number of shares of outstanding common stock increases by more than 40% as a result of the transaction. The DGCL has no similar requirement.

Differences in Franchise Taxes

     New Jersey does not have a corporate franchise tax. After the merger contemplated by the Reincorporation is accomplished, Dynasil will pay annual franchise taxes to Delaware. The Delaware franchise tax is based on a formula involving the number of authorized shares or the asset value of the corporation, whichever would impose a lesser tax.

Blank Check Preferred Stock

     The   certificates  of  incorporation  of  both  Dynasil  and  DHC authorize their respective boards of directors to issue shares of preferred stock in series with such preferences as designated at the time of issuance. Dynasil's board of directors does not currently intend to seek stockholder approval prior to any issuance of shares of preferred stock if the Reincorporation is approved, except as required by law or regulation.

     It should be noted that the voting rights and other rights to be accorded to any unissued series of preferred stock of DHC remain to be fixed by the board. Accordingly, if the board of directors so authorizes, the holders of preferred stock may be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions or might be given a disproportionately large number of votes. Such preferred stock could also be convertible into a large number of shares of DHC common stock under certain circumstances or have other terms that might make acquisition of a controlling interest in DHC more difficult or more costly, including the right to elect additional directors to the board of directors. Potentially, preferred stock could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise to gain control of DHC. Also, preferred stock could be privately placed with purchasers who might side with the management of DHC opposing a hostile tender offer or other attempt to obtain control.

Recommendation

     The   Dynasil  board  of  directors  unanimously  recommends  that stockholders vote FOR the proposal set forth under this Item 2.

                                ITEM 3
        RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     Subject to approval of the Company's shareholders, the Board of Directors has decided that Haefele, Flanagan & Co., p.c., which firm has been the independent certified public accountants of the Company for the fiscal year ended September 30, 2007, be continued as independent accountants for the Company. The shareholders are being asked to approve the Board's decision to retain Haefele, Flanagan & Co., p.c. for the fiscal year ending September 30, 2008.

     Representatives of Haefele, Flanagan & Co., p.c. will be present at the annual meeting and will have the opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from shareholders.


Accountants Fees

(a)   Audit Fees
     The aggregate fees billed or to be billed for professional services rendered by the Company's principal accountant for the audit of the Company's annual financial statements for the fiscal years ended September 30, 2007 and 2006 and the reviews of the financial statements included in the Company's Forms 10-QSB during those fiscal years are $67,750 and $54,000, respectively.

(b)  Audit Related Fees
     The aggregate fees billed or to be billed for professional services rendered by the Company's principal accountant for audit related fees for the fiscal years ended September 30, 2007 and 2006 were -0-and $33,000, respectively. The fiscal year 2006 fees related to due diligence fees of $13,500 for the EMF acquisition and EMF audit fees of $19,500.

(c)   Tax Fees
     The Company incurred fees of $6,500 and $ 4,700 during the last two fiscal years for professional services rendered by the Company's principal accountant for tax compliance, tax advice and tax planning.

(d)  All Other Fees

     The Company incurred no other fees during the last two fiscal years for products and services rendered by the Company's principal accountant.

(e) Pre-approval Policies and Procedures

     The Board of Directors has adopted a pre approval policy requiring that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor's independence.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF HAEFELE, FLANAGAN & CO., P.C. AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR FISCAL YEAR ENDING SEPTEMBER 30, 2008.

                             OTHER MATTERS

     As of the date of this Proxy Statement, the Company knows of no business that will be presented for consideration at the annual meeting other than the items referred to above. In the event that any other matter is properly brought before the meeting for action by the shareholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

                        ADDITIONAL INFORMATION

     Shareholder Proposals for the Annual Meeting. Shareholders interested in presenting a proposal for consideration at the Company's annual meeting of shareholders in 2009 may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934 and the Company's by-laws. To be eligible for inclusion, shareholder proposals must be received by the Company's Corporate Secretary no later than August 31, 2008.

     Proxy Solicitation Costs. The proxies being solicited hereby are being solicited by the Company. The cost of soliciting proxies in the enclosed form will be borne by the Company. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. The Company will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

                              By order of the Board of Directors:


                              Patricia L. Johnson, Corporate Secretary

     January 2, 2008
     West Berlin, New Jersey

                                                             APPENDIX A

                     PLAN AND AGREEMENT OF MERGER

     THIS PLAN AND AGREEMENT OF MERGER (this "Agreement"), dated as of January 2, 2008, is made and entered into by and between DYNASIL CORPORATION OF AMERICA, a New Jersey corporation ("Dynasil"), and DYNASIL HOLDINGS COMPANY, a Delaware corporation and wholly owned subsidiary of Dynasil ("DHC").

                         W I T N E S S E T H:

     WHEREAS, DHC is a corporation duly organized and existing under the laws of the State of Delaware;

     WHEREAS, Dynasil is a corporation duly organized and existing under the laws of the State of New Jersey; and

     WHEREAS, the Board of Directors and stockholders of DHC and Dynasil have approved this Agreement under which Dynasil shall be merged with and into DHC with DHC being the surviving corporation (the "Merger").

     NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that Dynasil shall be merged with and into DHC on the terms and conditions hereinafter set forth.

                               ARTICLE I
                                MERGER

     Effective the time the Articles of Merger are accepted for filing in New Jersey and the Certificate of Merger is accepted for filing in Delaware (the "Effective Time"), Dynasil shall be merged with and into DHC in accordance with the Delaware General Corporation Law ("DGCL") and the New Jersey Business Corporation Act ("NJBCA"), and the separate existence of Dynasil shall cease and DHC (hereinafter sometimes referred to as the "Surviving Corporation") shall continue to exist under the name of Dynasil Corporation of America by virtue of, and shall be governed by, the laws of the State of Delaware. The address of the registered office of the Surviving Corporation in the State of Delaware will be 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle, 19808. The name of the Corporation's registered agent at such address is Corporation Service Company.

                              ARTICLE II
                     CERTIFICATE OF INCORPORATION
                     OF THE SURVIVING CORPORATION

     The Certificate of Incorporation of the Surviving Corporation shall be the Certificate of Incorporation of DHC without change, as in effect immediately prior to the Effective Time, unless and until thereafter amended as provided by applicable law. A copy of the Certificate of Incorporation of DHC is attached hereto as Exhibit A.

                              ARTICLE III
                  BYLAWS OF THE SURVIVING CORPORATION

     The Bylaws of DHC shall be the Bylaws of the Surviving Corporation as in effect immediately prior to the Effective Time without change, unless and until amended or repealed in accordance with applicable law. A copy of the Bylaws of DHC are attached hereto as Exhibit B.
                              ARTICLE IV
                       EFFECT OF MERGER ON STOCK
                      OF CONSTITUENT CORPORATIONS

     4.01  At  the  Effective Time, every outstanding share  of  Common
Stock of Dynasil, par value $.0005 per share (the "New Jersey Common Stock"), and every outstanding share of Preferred Stock, par value $.001 per share, (the New Jersey Preferred Stock") shall be converted into, respectively, one share of Common Stock, par value $.0005 per share (the "Delaware Common Stock") and one share of Preferred Stock, par value $.001 per share (the "Delaware Preferred Stock"), of the Surviving Corporation.

     4.02 At and after the Effective Time, (1) each share of New Jersey Common Stock shall be cancelled and retired and, by virtue of the Merger and without further action, shall cease to exist; and (2) each share of Delaware Common Stock issued and outstanding immediately prior to the Effective Time shall be cancelled and, by virtue of the Merger and without further action, shall cease to exist and returned to the status of authorized but unissued shares.

     4.03 At and after the Effective Time, all documentation which prior to that time evidenced and represented New Jersey Common Stock or New Jersey Preferred Stock shall be deemed for all purposes to evidence ownership of and to represent those shares of Delaware Common Stock or Delaware Preferred Stock into which the New Jersey Common Stock or New Jersey Preferred Stock, as the case may be, represented by such documentation has been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation. The registered owner of any outstanding stock certificate evidencing New Jersey Common Stock or New Jersey Preferred Stock shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to DHC or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Delaware Common Stock or Delaware Preferred Stock , as the case may be, evidenced by such outstanding certificate as above provided.

     4.04 At and after the Effective Time, all outstanding options and warrants to purchase New Jersey Common Stock and all instruments convertible into New Jersey Common Stock (collectively, "Derivative Securities") shall be assumed by the Surviving Corporation, which shall continue the stock option plans and all other employee benefit and compensation plans and agreements of Dynasil. Each outstanding and unexercised Derivative Security of Dynasil shall become a Derivative Security of the Surviving Corporation on the basis of and otherwise on the same terms and conditions, including exercise or conversion price or terms, applicable to any such Dynasil Derivative Security at the Effective Time. No fractional Derivative Security shall be issued upon the exchange of any Derivative Security of Dynasil for a Derivative Security of the Surviving Corporation. A number of shares of the DHC's Common Stock shall be reserved for issuance upon the exercise of Derivative Securities equal to the number of shares of New Jersey Common Stock so reserved immediately prior to the Effective Time.

                               ARTICLE V
                    CORPORATE EXISTENCE, POWERS AND
                 LIABILITIES OF SURVIVING CORPORATION

     5.01 On the Effective Time, the separate existence of Dynasil shall cease and Dynasil shall be merged with and into the Surviving Corporation, which shall thereby change its name to "Dynasil
Corporation of America", in accordance with the provisions of this Agreement. Thereafter, the Surviving Corporation shall possess all of the rights, privileges, powers and franchises as well of a public as of a private nature, and shall be subject to all the restrictions, disabilities and duties of Dynasil; and all rights, privileges, powers and franchises of Dynasil, and all property, real, personal and mixed, and all debts due to each of them on whatever account, as well as stock subscriptions and all other things in action or belonging to Dynasil, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter effectually the property of the Surviving Corporation as they were of Dynasil, and the title to any real estate, whether by deed or otherwise, vested in Dynasil shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of Dynasil shall be preserved unimpaired, and all debts, liabilities and duties shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

     5.02 Dynasil agrees that it will execute and deliver (or cause to be executed and delivered) all such deeds, assignments and other instruments, and will take or cause to be taken such further or other action as the Surviving Corporation may deem necessary or desirable in order to vest in and confirm to the Surviving Corporation title to and possession of all the property, rights, privileges, immunities, powers, purposes and franchises, and all and every other interest, of Dynasil and otherwise to carry out the intent and purposes of this Agreement.

                              ARTICLE VI
                        OFFICERS AND DIRECTORS
                       OF SURVIVING CORPORATION

     At the Effective Time, the officers and directors of Dynasil shall become the officers and directors of the Surviving Corporation, and such persons shall hold office in accordance with the Bylaws of the Surviving Corporation or until their respective successors shall have been appointed or elected and qualified.

                              ARTICLE VII
                       APPROVAL BY STOCKHOLDERS;
                       AMENDMENT; EFFECTIVE TIME

     7.01 This Agreement and the Merger contemplated hereby are subject to approval by the requisite vote of the stockholders of Dynasil in accordance with New Jersey law. As promptly as practicable after approval of this Agreement by such stockholders in accordance with applicable law, duly authorized officers of DHC and Dynasil shall make and execute a Certificate of Merger and Articles of Merger or other applicable certificates or documentation effecting this Agreement and shall cause such document or documents to be filed with the Secretaries of State of Delaware and New Jersey, respectively, in accordance with the applicable Delaware and New Jersey laws.

     7.02 The respective Boards of Directors of DHC and Dynasil may amend this Agreement at any time prior to the Effective Time, provided that an amendment made subsequent to the approval of the Merger by the stockholders of Dynasil shall not (1) alter or change the amount or kind of shares, securities, cash, property or rights to be received in exchange for or on conversion of all or any New Jersey Common Stock;
(2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation; or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any New Jersey Common Stock.

                             ARTICLE VIII
                  PAYMENT OF FEES AND FRANCHISE TAXES

     The Surviving Corporation shall be responsible for the payment of all fees and franchise taxes of Dynasil relating to or required to be paid in connection with the Merger.

                              ARTICLE IX
                         TERMINATION OF MERGER

     This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time, whether before or after stockholder approval of this Agreement, by the consent of the Board of Directors of DHC and the Board of Directors of Dynasil.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers as of the date first above written.

                             DYNASIL CORPORATION OF AMERICA
                             a New Jersey corporation

                             By:/s/ Craig T. Dunham
                                  Craig T. Dunham, President

                             DYNASIL HOLDINGS COMPANY,
                             a Delaware corporation

                             By:/s/ Craig T. Dunham
                                  Craig T. Dunham, President

                                                        EXHIBIT A

                  CERTIFICATE OF INCORPORATION

      FIRST:  The  name  of this corporation  shall  be:  DYNASIL
HOLDINGS COMPANY.

     SECOND: Its registered office in the State of Delaware is to be located at 3411 Silverside Road, Rodney Bldg., Suite 104,
Wilmington, DE 19810. The name of its registered agent at such address is WORLDWIDE INCORPORATORS LTD.

     THIRD: The purpose or purposes of the corporation shall be:

                To engage in any lawful act or activity
          for which corporations may be organized under the General Corporation Law of Delaware.

      FOURTH: The total number of shares of stock which this corporation is authorized to issue consists of an aggregate of 35,000,000 shares, consisting of two classes, as follows: One class of stock shall be 25,000,000 authorized shares of Common Stock, par value $0.0005 per share. The other class of stock shall be 10,000,000 authorized shares of Preferred Stock, par value $0.001 per share. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof as shall be expressed in the certificate of incorporation or of any amendment thereto, or in the resolution or resolutions providing for the issue of such stock adopted by the board of directors and may be made dependent upon facts ascertainable outside the certificate of incorporation or of any amendment thereto, or outside such resolution or resolutions of the board of directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications, limitations or restrictions of such class or series of stock is clearly and expressly set forth in the certificate of incorporation or in the resolution or resolutions providing for the issuance of such stock by the board of directors. As used herein, the term "facts" includes, but is not limited to, the occurrence of any event, including a determination or action by any person or body, including the corporation.

      FIFTH: The name and address of the incorporator is as follows:

                    Jennifer Toscano-Goetz
                    3411 Silverside Road
                    Rodney Bldg.
                    Suite 104
                    Wilmington, Delaware 19810

      SIXTH: The Board of Directors shall have the power to adopt, amend or repeal the by-laws.

      SEVENTH: No director shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law, (i) for breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this Article Seventh shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

      IN WITNESS WHEREOF, the undersigned, being the incorporator herein before named, has executed signed and acknowledged this certificate of incorporation this __ day of January, A.D. 2008.


                                   ______________________________
                                        Name:
                                        Incorporator

                                                                EXHIBIT B

                             BYLAWS
                               OF
                    DYNASIL HOLDINGS COMPANY

                    (a Delaware corporation)

                         _____________

                           ARTICLE I

                          STOCKHOLDERS

          1. CERTIFICATES REPRESENTING STOCK. Certificates representing stock in the corporation shall be signed by, or in the name of, the corporation by the Chairperson or Vice-Chairperson of the Board of Directors, if any, or by the President or a Vice-President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant
Secretary of the corporation. Any or all the signatures on any such certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent, or registrar at the date of issue.

          Whenever the corporation shall be authorized to issue more than one class of stock or more than one series of any class of stock, and whenever the corporation shall issue any shares of its stock as partly paid stock, the certificates representing shares of any such class or series or of any such partly paid stock shall set forth thereon the statements prescribed by the General Corporation Law. Any restrictions on the transfer or registration of transfer of any shares of stock of any class or series shall be noted conspicuously on the certificate representing such shares.

           The corporation may issue a new certificate of stock or uncertificated shares in place of any certificate theretofore issued by it, alleged to have been lost, stolen, or destroyed, and the Board of Directors may require the owner of the lost, stolen, or destroyed certificate, or such owner's legal representative, to give the corporation a bond sufficient to indemnify the corporation against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of any such new certificate or uncertificated shares.

           2. UNCERTIFICATED SHARES. Subject to any conditions imposed by the General Corporation Law, the Board of Directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of the stock of the corporation shall be uncertificated shares. Within a reasonable time after the issuance or transfer of any uncertificated shares, the corporation shall send to the registered owner thereof any written notice prescribed by the General Corporation Law.

          3. FRACTIONAL SHARE INTERESTS. The corporation may, but shall not be required to, issue fractions of a share. If the corporation does not issue fractions of a share, it shall (1) arrange for the disposition of fractional interests by those entitled thereto, (2) pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or (3) issue scrip or warrants in registered form (either represented by a certificate or uncertificated) or bearer form (represented by a certificate) which shall entitle the holder to receive a full share upon the surrender of such scrip or warrants aggregating a full share. A certificate for a fractional share or an uncertificated fractional share shall, but scrip or warrants shall not unless otherwise provided therein, entitle the holder to exercise voting rights, to receive dividends thereon, and to participate in any of the assets of the corporation in the event of liquidation. The Board of Directors may cause scrip or warrants to be issued subject to the conditions that they shall become void if not exchanged for certificates representing the full shares or uncertificated full shares before a specified date, or subject to the conditions that the shares for which scrip or warrants are exchangeable may be sold by the corporation and the proceeds thereof distributed to the holders of scrip or warrants, or subject to any other conditions which the Board of Directors may impose.

            4. STOCK TRANSFERS. Upon compliance with provisions restricting the transfer or registration of transfer of shares of stock, if any, transfers or registration of transfers of shares of stock of the corporation shall be made only on the stock ledger of the corporation by the registered holder thereof, or by the registered holder's attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation or with a transfer agent or a registrar, if any, and, in the case of shares represented by certificates, on surrender of the certificate or certificates for such shares of stock properly endorsed and the payment of all taxes due thereon.

            5.    RECORD  DATE  FOR  STOCKHOLDERS.   In  order  that  the
corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining the stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by the General Corporation Law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by the General Corporation Law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action. In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

          6. MEANING OF CERTAIN TERMS. As used herein in respect of the right to notice of a meeting of stockholders or a waiver thereof or to participate or vote thereat or to consent or dissent in writing in lieu of a meeting, as the case may be, the term "share" or "shares" or "share of stock" or "shares of stock" or "stockholder" or "stockholders" refers to an outstanding share or shares of stock and to a holder or holders of record of outstanding shares of stock when the corporation is authorized to issue only one class of shares of stock, and said reference is also intended to include any outstanding share or shares of stock and any holder or holders of record of outstanding shares of stock of any class upon which or upon whom the certificate of incorporation confers such rights where there are two or more classes or series of shares of stock or upon which or upon whom the General Corporation Law confers such rights notwithstanding that the certificate of incorporation may provide for more than one class or series of shares of stock, one or more of which are limited or denied such rights thereunder; provided, however, that no such right shall vest in the event of an increase or a decrease in the authorized number of shares of stock of any class or series which is otherwise denied voting rights under the provisions of the certificate of incorporation, except as any provision of law may otherwise require.

          7.  STOCKHOLDER MEETINGS.

           - TIME. The annual meeting shall be held on the date and at the time fixed, from time to time, by the directors, provided, that the first annual meeting shall be held on a date within thirteen months after the organization of the corporation, and each successive annual meeting shall be held on a date within thirteen months after the date of the preceding annual meeting. A special meeting shall be held on the date and at the time fixed by the directors.

           - PLACE. Annual meetings and special meetings may be held at such place, either within or without the State of Delaware, as the directors may, from time to time, fix. Whenever the directors shall fail to fix such place, the meeting shall be held at the registered office of the corporation in the State of Delaware. The board of directors may also, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the Delaware General Corporation Law. If a meeting by remote communication is authorized by the board of directors in its sole discretion, and subject to guidelines and procedures as the board of directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication participate in a meeting of stockholders and be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (a) the corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (b) the corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (c) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the corporation.

           - CALL. Annual meetings and special meetings may be called by the directors or by any officer instructed by the directors to call the meeting.

           - NOTICE OR WAIVER OF NOTICE. Written notice of all meetings shall be given, which shall state the place, if any, date, and hour of the meeting, the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, and in the case of a special meeting, the purpose or purposes for which the meeting is called. The notice of an annual meeting shall state that the meeting is called for the election of directors and for the transaction of other business which may properly come before the meeting, and shall (if any other action which could be taken at a special meeting is to be taken at such annual meeting) state the purpose or purposes. The notice of any meeting shall also include, or be accompanied by, any additional statements, information, or documents prescribed by the General Corporation Law. Except as otherwise provided by the General Corporation Law, the written notice of any meeting shall be given not less than ten days nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the corporation. If a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. Whenever notice is required to be given under the Delaware General Corporation Law, certificate of incorporation or bylaws, a written waiver signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends the meeting for the express purpose of objecting, at the beginning of the meeting,  to the transaction of any business because the meeting  is  not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

           - STOCKHOLDER LIST. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten days prior to the meeting on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting or during ordinary business hours at the principal place of business of the corporation. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this section or the books of the corporation, or to vote in person or by proxy at any meeting of stockholders.

           - CONDUCT OF MEETING. Meetings of the stockholders shall be presided over by one of the following officers in the order of seniority and if present and acting - the Chairperson of the Board, if any, the Vice-Chairperson of the Board, if any, the President, a Vice-President, or, if none of the foregoing is in office and present and acting, by a chairperson to be chosen by the stockholders. The Secretary of the corporation, or in such Secretary's absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present the chairperson of the meeting shall appoint a secretary of the meeting.

          - PROXY REPRESENTATION. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after 3 years from its date, unless the proxy provides for a longer period. A stockholder may execute a writing authorizing another person or persons to act for such stockholder as proxy. Execution may be accomplished by the stockholder or such stockholder's authorized officer, director, employee or agent signing such writing or causing such person's signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature. A stockholder may also authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making the determination shall specify the information upon which they relied. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to Section 212(c) of the Delaware General Corporation Law may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission. A duly executed proxy shall be irrevocable if it states that it is irrevocable and, if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally.

           - INSPECTORS. The directors, in advance of any meeting, may, but need not, appoint one or more inspectors of election to act at the meeting or any adjournment thereof. If an inspector or inspectors are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the directors in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, if any, before entering upon the discharge of duties of inspector, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of such inspector's ability. The inspectors, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots, or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots, or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting, the inspector or inspectors, if any, shall make a report in writing of any challenge, question, or matter determined by such inspector or inspectors and execute a certificate of any fact found by such inspector or inspectors. Except as may otherwise be required by subsection (e) of Section 231 of the General Corporation Law, the provisions of that Section shall not apply to the corporation.

           - QUORUM. The holders of a majority of the outstanding shares of stock shall constitute a quorum at a meeting of stockholders for the transaction of any business. The stockholders present may adjourn the meeting despite the absence of a quorum.

          - VOTING. Each share of stock shall entitle the holder thereof to one vote. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Any other action shall be authorized by a majority of the votes cast except where the General Corporation Law prescribes a different percentage of votes and/or a different exercise of voting power, and except as may be otherwise prescribed by the provisions of the certificate of incorporation and these Bylaws. In the election of directors, and for any other action, voting need not be by ballot.

           8. STOCKHOLDER ACTION WITHOUT MEETINGS. Except as any provision of the General Corporation Law may otherwise require, any action required by the General Corporation Law to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. A telegram, cablegram or other electronic transmission consenting to an action to be taken and transmitted by a stockholder or proxyholder, or by a person or persons authorized to act for a stockholder or proxyholder, shall be deemed to be written, signed and dated for the purposes of this section, provided that any such telegram, cablegram or other electronic transmission sets forth or is delivered with information from which the corporation can determine that the telegram, cablegram or other electronic transmission was transmitted by the stockholder or proxyholder or by a person or persons authorized to act for the stockholder  or  proxyholder and the date on which  such  stockholder  or proxyholder or authorized person or persons transmitted such telegram, cablegram or electronic transmission. The date on which such telegram, cablegram or electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. No consent given by telegram, cablegram or other electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper shall be delivered to the corporation by delivery to its principal place of business or an officer or agent of the corporation having custody of the book in which the proceedings of meetings of stockholders are recorded, to the extent and in the manner provided by resolution of the board of directors of the corporation.. Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. Action taken pursuant to this paragraph shall be subject to the provisions of Section 228 of the General Corporation Law.

                           ARTICLE II

                           DIRECTORS

           1. FUNCTIONS AND DEFINITION. The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors of the corporation. The Board of Directors shall have the authority to fix the compensation of the members thereof. The use of the phrase "whole board" herein refers to the total number of directors which the corporation would have if there were no vacancies.

           2. QUALIFICATIONS AND NUMBER. A director need not be a stockholder, a citizen of the United States, or a resident of the State of Delaware. The initial Board of Directors shall consist of one person. Thereafter the number of directors constituting the whole board shall be at least one. Subject to the foregoing limitation and except for the first Board of Directors, such number may be fixed from time to time by action of the stockholders or of the directors, or, if the number is not fixed, the number shall be three. The number of directors may be increased or decreased by action of the stockholders or of the directors.

           3. ELECTION AND TERM. The first Board of Directors, unless the members thereof shall have been named in the certificate of incorporation, shall be elected by the incorporator or incorporators and shall hold office until the first annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal. Any director may resign at any time upon notice given in writing or by electronic transmission to the corporation.
Thereafter, directors who are elected at an annual meeting of stockholders, and directors who are elected in the interim to fill vacancies and newly created directorships, shall hold office until the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal. Except as the General Corporation Law may otherwise require, in the interim between annual meetings of stockholders or of special meetings of stockholders called for the election of directors and/or for the removal of one or more directors and for the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the removal of directors for cause or without cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director.

          4.  MEETINGS.

          - TIME. Meetings shall be held at such time as the Board shall fix, except that the first meeting of a newly elected Board shall be held as soon after its election as the directors may conveniently assemble.

           -  PLACE.   Meetings  shall be held at such  place  within  or
without the State of Delaware as shall be fixed by the Board.

           - CALL. No call shall be required for regular meetings for which the time and place have been fixed. Special meetings may be called by or at the direction of the Chairperson of the Board, if any, the Vice-Chairperson of the Board, if any, of the President, or of a majority of the directors in office.

           - NOTICE OR ACTUAL OR CONSTRUCTIVE WAIVER. No notice shall be required for regular meetings for which the time and place have been fixed. Written, oral, or any other mode of notice of the time and place shall be given for special meetings in sufficient time for the convenient assembly of the directors thereat. Whenever notice is required to be given under the Delaware General Corporation Law, certificate of incorporation or bylaws, a written waiver signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of any such person at a meeting shall constitute a waiver of notice of such meeting, except when such person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors need be specified in any written waiver of notice.

           - QUORUM AND ACTION. A majority of the whole Board shall constitute a quorum except when a vacancy or vacancies prevents such majority, whereupon a majority of the directors in office shall constitute a quorum, provided, that such majority shall constitute at least one-third of the whole Board. A majority of the directors present, whether or not a quorum is present, may adjourn a meeting to another time and place. Except as herein otherwise provided, and except as otherwise provided by the General Corporation Law, the vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board. The quorum and voting provisions herein stated shall not be construed as conflicting with any provisions of the General Corporation Law and these Bylaws which govern a meeting of directors held to fill vacancies and newly created directorships in the Board or action of disinterested directors.

           Any member or members of the Board of Directors or of any committee designated by the Board, may participate in a meeting of the Board, or any such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.

          - CHAIRPERSON OF THE MEETING. The Chairperson of the Board, if any and if present and acting, shall preside at all meetings. Otherwise, the Vice-Chairperson of the Board, if any and if present and acting, or the President, if present and acting, or any other director chosen by the Board, shall preside.

           5. REMOVAL OF DIRECTORS. Except as may otherwise be provided by the General Corporation Law, any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

           6. COMMITTEES. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation with the exception of any power or authority the delegation of which is prohibited by Section 141 of the General Corporation Law, and may authorize the seal of the corporation to be affixed to all papers which may require it.

           7. WRITTEN ACTION. Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

                          ARTICLE III

                           OFFICERS

          The officers of the corporation shall consist of a President, a Secretary, a Treasurer, and, if deemed necessary, expedient, or desirable by the Board of Directors, a Chairperson of the Board, a Vice-Chairperson of the Board, an Executive Vice-President, one or more other Vice-Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers with such titles as the resolution of the Board of Directors choosing them shall designate. Except as may otherwise be provided in the resolution of the Board of Directors choosing such officer, no officer other than the Chairperson or Vice-Chairperson of the Board, if any, need be a director. Any number of offices may be held by the same person, as the directors may determine.

           Unless otherwise provided in the resolution choosing such officer, each officer shall be chosen for a term which shall continue until the meeting of the Board of Directors following the next annual meeting of stockholders and until such officer's successor shall have been chosen and qualified.

           All officers of the corporation shall have such authority and perform such duties in the management and operation of the corporation as shall be prescribed in the resolutions of the Board of Directors designating and choosing such officers and prescribing their authority and duties, and shall have such additional authority and duties as are incident to their office except to the extent that such resolutions may be inconsistent therewith. The Secretary or an Assistant Secretary of the corporation shall record all of the proceedings of all meetings and actions in writing of stockholders, directors, and committees of directors, and shall exercise such additional authority and perform such additional duties as the Board shall assign to such Secretary or Assistant Secretary. Any officer may be removed, with or without cause, by the Board of Directors. Any vacancy in any office may be filled by the Board of Directors.

                          ARTICLE IV

                        CORPORATE SEAL

           The corporate seal shall be in such form as the Board of Directors shall prescribe.

                           ARTICLE V

                          FISCAL YEAR

          The fiscal year of the corporation shall be fixed, and shall be subject to change, by the Board of Directors.

                           ARTICLE VI

                        INDEMNIFICATION

           The corporation shall indemnify its directors, officers, employees and agents to the fullest extent permitted by the General Corporation Law.

                          ARTICLE VII

                      CONTROL OVER BYLAWS

           Subject to the provisions of the certificate of incorporation and the provisions of the General Corporation Law, the power to amend, alter, or repeal these Bylaws and to adopt new Bylaws may be exercised by the Board of Directors or by the stockholders.

PROXY FORM           DYNASIL CORPORATION OF AMERICA            PROXY FORM

       Annual Meeting of Shareholders - To Be Held February 5, 2008
                THE BOARD OF DIRECTORS SOLICITS THIS PROXY

The undersigned hereby appoint(s) CRAIG DUNHAM and JAMES SALTZMAN, or either of them, as attorney-in-fact, agent and proxy of the undersigned, with full power of substitution, to vote all shares of common stock of Dynasil Corporation of America that the undersigned would be entitled to cast if personally present at the Annual Meeting of Shareholders of the Company, and at any postponement or adjournment thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR EACH OF THE BELOW LISTED PERSONS AND PROPOSALS.

Please date, sign exactly as your name appears on the form and mail the proxy promptly. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. If shares are held jointly, both owners must sign.



Director Nominees:  (1) James Saltzman, (2) Craig Dunham, and
                    (3) Cecil Ursprung




The Board of Directors Recommends a Vote For All Three Items:

  (1)   ELECTION  OF  DIRECTORS:  James Saltzman, Craig Dunham,  and
                                  Cecil Ursprung


FOR                 WITHHOLD                WITHHOLD authority to vote for the
All nominees        Authority to vote       individual nominee(s) identified
(except as marked   for all nominees        in the space provided below
to the contrary)

      [ ]                    [ ]             _________________________________


                                                 FOR      AGAINST       ABSTAIN
(2)  To reincorporate the Company as a
     Delaware corporation.                      [  ]       [  ]         [   ]

(3) To ratify the appointment of Haefele,
    Flanagan & Company as the  Company's        [  ]       [  ]         [   ]
    independent public accountants for
    the 2007 fiscal year

(4)  To transact such other business as
     may properly come before the
     meeting or any adjournments thereof        [  ]       [  ]         [   ]


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